Select Sector SPDR Trust

Supplement Dated December 30, 2013

to the

Statement of Additional Information (“SAI”) Dated January 31, 2013

Recent changes in the European regulation of Undertakings for Collective Investment in Transferable Securities (“UCITS”) have imposed certain limitations on investments by UCITS, including with respect to investment in other investment funds. SSgA Funds Management, Inc. has reviewed the investment characteristics and limitations of the Funds. Accordingly, effective December 30, 2013, the following section is inserted on page 39 of the SAI after the “Taxes” section:

INVESTMENT BY AN UNDERTAKING FOR COLLECTIVE INVESTMENT IN TRANSFERABLE SECURITIES

The Adviser has reviewed the investment characteristics and limitations of each Fund and believes that, as of December 30, 2013, each Fund qualifies as an undertaking for collective investment (“UCI”) for purposes of the Luxembourg law of 17 December 2010. However, an Undertaking for Collective Investment in Transferable Securities should consult its own counsel regarding the qualification of a Fund as a UCI before investing in the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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